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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



               Date of Report (date of earliest event reported)
                             November 13, 1998




                        OTTAWA FINANCIAL CORPORATION
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          (Exact name of Registrant as specified in its Charter)




  Delaware                    0-24118               38-3172166
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(State or other            (Commission              (IRS Employer
 jurisdiction of             File No.)                Identification
 incorporation)                                       Number)




245 Central Avenue, Holland, Michigan                     49423
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(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code: (616) 393-7000
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                                 N/A
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  (Former name or former address, if changed since last Report)
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Item  5.  Other Events
----------------------

     On November 13, 1998, Ottawa Financial Corporation (the "Corporation") issued the attached press release announcing the retirement of Gordon L. Grevengoed, Vice Chairman of the Board, President and CEO of the Corporation, effective December 31, 1998. Mr. Grevengoed will also retire as Vice Chairman and CEO of AmeriBank, the Corporation's wholly-owned subsidiary, effective as of the same date. He will continue to serve as a board member of both the Corporation and of AmeriBank.

     Douglas J. Iverson, currently the Executive Vice President of the Corporation and the President of AmeriBank, has been appointed to succeed Mr. Grevengoed as Chief Executive Officer and Vice Chairman of the Board of the Corporation and AmeriBank. Ronald L. Haan, currently the Senior Vice President of the Corporation and the Executive Vice President and Chief Operating Officer of AmeriBank, has been appointed as President and Chief Operating Officer of the Corporation and AmeriBank. Mr. Iverson and Mr. Haan will begin serving in their new positions effective January 1, 1999.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item  7.  Financial Statements, Pro Forma Financial Information
          and Exhibits
---------------------------------------------------------------

        (c)   Exhibit:

              Exhibit 99 - Press Release dated November 13, 1998.

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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         OTTAWA FINANCIAL CORPORATION



Date: November 18, 1998                By: /s/ Jon W. Swets
     ----------------------------         --------------------------------
                                          Jon W. Swets
                                          Chief Financial Officer

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                                  EXHIBIT INDEX




Exhibit No.              Description
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     99                  Press Release dated November 13, 1998